SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2006

HSBC Automotive Trust (USA) 2006-2

(Exact name of registrant as specified in its charter)

HSBC Auto Receivables Corporation

(Exact name of depositor as specified in its charter)

HSBC Finance Corporation

(Exact name of sponsor as specified in its charter)

Delaware	333-131714-02	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o HSBC Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois		60070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code  (847) 564-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                              Other Events.

HSBC Auto Receivables Corporation (“HARC”), as depositor, has caused a newly formed issuing entity, HSBC Automotive Trust (USA) 2006-2 (the “Issuing Entity”), to issue $296,500,000 Class A-1 5.50313% Auto Receivable Asset Backed Notes, $229,100,000 Class A-2 5.61% Auto Receivable Asset Backed Notes, $416,800,000 Class A-3 5.61% Auto Receivable Asset Backed Notes and $117,700,000 Class A-4 5.67% Auto Receivable Asset Backed Notes (collectively, the “Notes”) on July 26, 2006 (the “Closing Date”).  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, pursuant to the Trust Agreement attached hereto as Exhibit 4.2, dated as of June 26, 2006, as amended and restated as of July 26, 2006 (the “Trust Agreement”), between HARC and U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”).  The Notes were issued pursuant to (i) an Indenture attached hereto as Exhibit 4.1, dated as of July 26, 2006, among the Issuing Entity, The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”) and (ii) the Series Supplement attached hereto as Exhibit 4.4, dated as of July 26, 2006, among the Issuing Entity, HSBC Finance Corporation, as Servicer (the “Servicer”), HARC, as Seller, the Indenture Trustee, the Owner Trustee and the Administrator.  The Notes were sold to HSBC Securities (USA) Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. (the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of July 17, 2006 (the “Underwriting Agreement”), among the Servicer, HARC and HSBC Securities (USA) Inc., as representative of the Underwriters (the “Representative”).

The Notes will evidence indebtedness of the Issuing Entity, the assets of which consist primarily of retail installment sales contracts and loan and security agreements (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.  HARC purchased the Receivables from (i) HSBC Auto Credit Inc. pursuant to the Master Receivables Purchase Agreement attached hereto as Exhibit 10.2, dated as of August 8, 2002, between HARC and HSBC Auto Credit Inc. and the Master Receivables Purchase Agreement attached hereto as Exhibit 10.4, dated as of June 24, 2002, between HARC and HSBC Auto Credit Inc., and (ii) HSBC Auto Finance Inc. pursuant to the Master Receivables Purchase Agreement attached hereto as Exhibit 10.3, dated as of November 18, 2002, between HARC and HSBC Auto Finance Inc. and the Master Receivables Purchase Agreement attached hereto as Exhibit 10.5, dated as of December 18, 2001, between HARC and HSBC Auto Finance Inc.  The Issuing Entity purchased Receivables from HARC pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of July 26, 2006, among the Issuing Entity, the Servicer, HARC, the Indenture Trustee, and the Administrator.  The Servicer has agreed to perform servicing duties with regard to the Receivables.

A collection account (the “Collection Account”) and a reserve account (the “Reserve Account,” and together with the Collection Account, the “Deposit Accounts”) were established on the Closing Date, for the benefit of the Issuing Entity and the holders of the Notes, pursuant to the Series Supplement.  The Collection Account was established to hold collections on the Receivables.  The Reserve Account was established to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables.  The Bank will maintain the

Deposit Accounts pursuant to the Deposit Account Control Agreement, dated as of July 26, 2006, among the Issuing Entity, the Indenture Trustee, and HSBC Bank USA, National Association, as Administrator and as Bank.

As of July 9, 2006 (the “Cut-off Date”), the Receivables had the characteristics described in the Prospectus Supplement dated July 18, 2006 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act on July 20, 2006.

Item 9.01.                                                                                              Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits:

1.1                                 Underwriting Agreement, dated as of July 17, 2006, among HSBC Finance Corporation, as Servicer, HSBC Auto Receivables Corporation, as Depositor (the “Depositor”) and HSBC Securities (USA) Inc., as representative of the Underwriters (see Exhibit 1.1 to Form 8-K filed on July 20, 2006, in connection with Registration Statement No. 333-131714, which is incorporated by reference herein).

4.1                                 Indenture, dated as of July 26, 2006, among HSBC Automotive Trust (USA) 2006-2 (the “Issuing Entity”), The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2                                 Amended and Restated Trust Agreement, dated as of July 26, 2006, between the Depositor and U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”).

4.3                                 Sale and Servicing Agreement, dated as of July 26, 2006, among the Issuing Entity, HSBC Finance Corporation, as Servicer (the “Servicer”), HSBC Auto Receivables Corporation, as Seller (the “Seller”), the Indenture Trustee, and the Administrator.

4.4                                 Series Supplement, dated as of July 26, 2006, among the Issuing Entity, the Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

10.1                           Deposit Account Control Agreement, dated as of July 26, 2006, among the Issuing Entity, the Indenture Trustee and HSBC Bank USA, National Association, as Administrator and as Bank.

10.2                           Master Receivables Purchase Agreement, dated as of August 8, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 10.2 to Form 8-K filed on June 14, 2006, in connection with Registration Statement No. 333-131714-01, which is incorporated by reference herein).

10.3                           Master Receivables Purchase Agreement, dated as of November 18, 2002, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as

Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 10.3 to Form 8-K filed on June 14, 2006, in connection with Registration Statement No. 333-131714-01, which is incorporated by reference herein).

10.4                           Master Receivables Purchase Agreement, dated as of June 24, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 10.2 to Form 8-K filed on June 27, 2005, in connection with Registration Statement No. 333-100512-05, which is incorporated by reference herein).

10.5                           Master Receivables Purchase Agreement, dated as of December 18, 2001, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 10.1 to Form 8-K filed on June 27, 2005, in connection with Registration Statement No. 333-100512-05, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTOMOTIVE TRUST (USA) 2006-2

By:	HSBC AUTO RECEIVABLES CORPORATION

	By:	/s/ Stephen E. Schaefers
	Name:	Stephen E. Schaefers
	Title:	Vice President and Assistant Treasurer

Dated: July 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of July 17, 2006, among HSBC Finance Corporation, as Servicer, HSBC Auto Receivables Corporation, as Depositor (the “Depositor”) and HSBC Securities (USA) Inc., as representative of the Underwriters (see Exhibit 1.1 to Form 8-K filed on July 20, 2006, in connection with Registration Statement No. 333-131714, which is incorporated by reference herein).

4.1

Indenture, dated as of July 26, 2006, among HSBC Automotive Trust (USA) 2006-2 (the “Issuing Entity”), The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2	Amended and Restated Trust Agreement, dated as of July 26, 2006, between the Depositor and U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”).

4.3

Sale and Servicing Agreement, dated as of July 26, 2006, among the Issuing Entity, HSBC Finance Corporation, as Servicer (the “Servicer”), HSBC Auto Receivables Corporation, as Seller (the “Seller”), the Indenture Trustee, and the Administrator.

4.4	Series Supplement, dated as of July 26, 2006, among the Issuing Entity, the Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

10.1	Deposit Account Control Agreement, dated as of July 26, 2006, among the Issuing Entity, the Indenture Trustee and HSBC Bank USA, National Association, as Administrator and as Bank.

10.2

Master Receivables Purchase Agreement, dated as of August 8, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 4.6 to Registration Statement No. 333-131714, which is incorporated by reference herein).

10.3

Master Receivables Purchase Agreement, dated as of November 18, 2002, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 4.5 to Registration Statement No. 333-131714, which is incorporated by reference herein).

10.4

Master Receivables Purchase Agreement, dated as of June 24, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 4.6 to Registration Statement No. 333-131714, which is incorporated by reference herein).

10.5

Master Receivables Purchase Agreement, dated as of December 18, 2001, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser (see Exhibit 4.5 to Registration Statement No. 333-131714, which is incorporated by reference herein).